UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 28, 2017

Date of Report (Date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Apple Inc. was held on February 28, 2017. At the Annual Meeting, Apple’s shareholders voted on the following nine proposals and cast their votes as described below.

1.	The individuals listed below were elected at the Annual Meeting to serve as directors of Apple until the next annual meeting of shareholders and until their successors are duly elected and qualified:

	For	Against	Abstained	Broker Non-Vote

James Bell	3,089,673,529	10,471,435	7,676,486	1,423,019,414
Tim Cook	3,087,199,318	14,905,298	5,662,834	1,423,019,414

Al Gore	3,022,575,889	78,176,582	7,014,979	1,423,019,414
Bob Iger	3,086,241,978	15,317,752	6,207,720	1,423,019,414

Andrea Jung	2,957,214,003	139,669,704	10,883,743	1,423,019,414
Art Levinson	3,052,101,247	48,201,268	7,464,935	1,423,019,414

Ron Sugar	3,079,634,871	20,163,597	7,968,982	1,423,019,414
Sue Wagner	3,090,537,929	9,962,633	7,266,888	1,423,019,414

2.	A management proposal to ratify the appointment of Ernst & Young LLP as Apple’s independent registered public accounting firm for 2017, as described in the proxy materials. This proposal was approved.

For	Against	Abstained	Broker Non-Vote

4,478,312,722	35,312,155	17,161,987	0

3.	An advisory resolution to approve executive compensation, as described in the proxy materials. This proposal was approved.

For	Against	Abstained	Broker Non-Vote

2,946,520,818	146,195,145	15,051,487	1,423,019,414

4.	An advisory resolution on the frequency of shareholder votes on executive compensation, as described in the proxy materials. A majority of shareholders voted for “1 Year.”

1 Year	2 Years	3 Years	Abstained	Broker Non-Vote

2,779,412,604	8,051,658	311,483,149	8,820,039	1,423,019,414

Based on these results, and consistent with Apple’s recommendation, the Board has determined that Apple will hold an advisory vote on executive compensation every year.

5.	A shareholder proposal entitled “Charitable Giving – Recipients, Intents and Benefits,” as described in the proxy materials. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote

64,942,726	2,908,356,290	134,468,434	1,423,019,414

6.	A shareholder proposal regarding diversity among Apple’s board of directors and senior management, as described in the proxy materials. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote

146,045,080	2,826,316,979	135,405,391	1,423,019,414

7.	A shareholder proposal entitled “Shareholder Proxy Access Amendments,” as described in the proxy materials. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote

984,699,025	2,102,271,791	20,796,634	1,423,019,414

8.	A shareholder proposal entitled “Executive Compensation Reform,” as described in the proxy materials. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote

67,856,548	3,018,354,923	21,555,979	1,423,019,414

9.	A shareholder proposal entitled “Executives to Retain Significant Stock,” as described in the proxy materials. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote

747,724,576	2,337,705,980	22,336,894	1,423,019,414

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Inc.

Date: March 1, 2017	By:	/s/ D. Bruce Sewell
D. Bruce Sewell
Senior Vice President,
General Counsel and Secretary